Execution Version 1 EXCHANGE AGREEMENT This EXCHANGE AGREEMENT (this “Agreement”) is made as of October 4, 2022, by and among Team, Inc., a Delaware corporation (the “Company”) and the parties set forth on the signature pages hereto (each, a “Holder” and collectively, the “Holders”). RECITALS WHEREAS, the Company previously issued its 5.00% Convertible Senior Notes due 2023 (the “Notes”), pursuant to that certain indenture, dated July 31, 2017 (as supplemented, the “Indenture”), by and between the Company and Branch Banking and Trust Company, as trustee; WHEREAS, the Company and each Holder desire to exchange all Notes beneficially owned by each such Holder (the “Exchanging Notes”) for an equivalent increased principal amount of term loans (the “New Term Loans”) under that certain Unsecured Term Loan Credit Agreement, dated as of November 9, 2021 (as amended from time to time prior to the date hereof, the “Unsecured Term Loan Credit Agreement”), upon the terms and conditions set forth in this Agreement; WHEREAS, the Company entered into the Corre/AP Term Sheet (as defined in the Unsecured Term Loan Credit Agreement) on November 9, 2021 pursuant to which each of the Holders has the right to exchange the Exchanging Notes into New Term Loans (as defined below) and each Holder has exercised such right; and NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows. 1. EXCHANGE. Section 1.1 Closing. (a) Subject to the terms and conditions set forth in this Agreement, each Holder hereby agrees to exchange, and the Company agrees to accept for exchange, at the Closing (as defined below), the Exchanging Notes held by such Holder as set forth in Schedule 1 hereto, for a principal amount of New Term Loans (which amount is set forth in Schedule 1 hereto) equal to (i) the principal amount of the Exchanging Notes as of the Closing Date (as defined below) plus (ii) all accrued and unpaid interest on the Exchanging Notes to, but excluding, the Closing Date (as defined below), with the aggregate principal amount of New Term Loans to be issued to such Holder rounded down to $1.00 or the nearest integral multiple of $1.00 in excess thereof (which amount is set forth in Schedule 1 hereto) (the “Private Exchange”). No interest will accrue on the Exchanging Notes after the Closing Date. (b) Effective upon the Closing, (i) all Exchanging Notes held by each Holder and exchanged in the Private Exchange shall be cancelled and the Company’s obligation to pay any amounts on such Exchanging Notes shall be terminated and (ii) each Holder waives any and all claims with respect to such Exchanging Notes and all accrued and unpaid interest thereon. 2. CLOSING. Section 2.1 Closing. The Private Exchange shall close on the date hereof or such later date as may be mutually agreed by each of the parties hereto (the “Closing Date”) and will take place remotely by the electronic exchange of documents and signatures (the “Closing”).

2 Section 2.2 Delivery of Securities. At the Closing, subject to the terms and conditions hereof, each Holder will deliver to the Company for immediate cancellation the Exchanging Notes held by such Holder (which amount is set forth in Schedule 1 hereto) through the Deposit and Withdrawal and Custodian System of The Depository Trust Company in the amounts calculated as set forth in Section 1.1(a) (which amount is set forth in Schedule 1 hereto). Section 2.3 Execution of Closing Documents. At the Closing, the Company will enter into Amendment No. 8 to that certain Unsecured Term Loan Credit Agreement (the Unsecured Term Loan Credit Agreement, as amended by such Amendment No. 8, the “Amended Credit Agreement” and together with this Agreement, the “Closing Documents”) attached hereto as Exhibit A. Section 2.4 Consummation of Closing. All acts, deliveries and confirmations comprising the Closing, regardless of chronological sequence, shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of the same shall have occurred. Section 2.5 No Transfer of Exchanging Notes Prior to the Closing. Each Holder agrees that until the earlier of the Closing and the termination of this Agreement pursuant to Section 6.6, it shall not sell, assign, pledge, transfer or otherwise dispose of, nor permit the sale, assignment pledge, transfer or other disposition of any beneficial ownership interest in the Exchanging Notes it beneficially owns other than pursuant to the Private Exchange. Section 2.6 No Transfer of Exchanging Notes After the Closing; No Further Ownership Rights in the Exchanging Notes. Upon consummation of the Closing, all Exchanging Notes (or interests therein) exchanged pursuant to this Agreement shall cease to be transferable. From and after the Closing, each Holder shall cease to have any rights with respect to such Exchanging Notes, except as otherwise provided for herein or by applicable law. Upon consummation of the Closing, the Exchanging Notes shall be deemed cancelled and no longer outstanding. Section 2.7 Interest on the New Term Loans. Interest shall accrue under the New Term Loans issued in exchange for the Exchanging Notes from and including the Closing Date in accordance with the terms of the Amended Credit Agreement. 3. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby represents and warrants, as of the date hereof and as of the Closing Date (unless otherwise specifically provided) to the Holders, and agrees with each Holder as follows: (a) Organization and Good Standing. The Company is duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization. (b) Due Authorization. All corporate action on the part of the board of directors of the Company for the authorization, execution, delivery of, and the performance of all obligations of the Company under the Closing Documents has been taken as of the date hereof or will be taken prior to the Closing Date. As of the date hereof, this Agreement has been duly authorized, executed and delivered by and constitutes a valid and legally binding obligation of, and, as of the Closing Date, the Closing Documents will have been duly authorized, executed and delivered by and will constitute a valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the

3 availability of equitable remedies. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required on the part of the Company in connection with its execution, delivery and performance of the Closing Documents, and the consummation by the Company of the Private Exchange. (c) Corporate Power. The Company has the corporate power and authority to execute and deliver, and perform its obligations under, the Closing Documents. (d) Arms’ Length Dealing. The Company acknowledges that the terms of the Private Exchange have been negotiated between the Holders and the Company and that the Company was given a meaningful opportunity to negotiate the terms of the Private Exchange. (e) Compliance with Other Instruments. The execution, delivery and performance of the Closing Documents and the consummation of the Private Exchange, will not (i) result in violation, breach or default by the Company, and will not conflict (and there is no current violation, breach, default or conflict) with, (A) any term of its certificate of incorporation or bylaws, (B) any law, rule or regulation, or any judgment, decree, order, writ, or any statute, rule or regulation applicable to the Company or (C) any contract, deed, agreement or other instrument to which the Company is party, except, in the case of clauses (B) and (C), for violations, defaults or conflicts that would not reasonably be expected to have a material adverse effect on the business, properties, management, operations or prospects of the Company and its subsidiaries, taken as a whole, or on the ability of the Company to complete the Private Exchange or (ii) require any approval of stockholders, members or partners or any approval or consent of any person under any contractual obligation of the Company, except for such approvals or consents which will be obtained on or before the Closing Date and except for any such approvals or consents the failure of which to obtain will not have a material adverse effect on the business, properties, management, operations or prospects of the Company and its subsidiaries, taken as a whole, or on the ability of the Company to complete the Private Exchange. As of the date hereof, the Company has no actual knowledge of any event that, due to any fiduciary or similar duty to any other person or entity, would prevent it from taking any action required of it under this Agreement. 4. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. Each Holder hereby, severally and not jointly, represents and warrants to as of the date hereof and as of the Closing Date (unless otherwise specifically provided), and agrees with the Company as follows: (a) Organization and Good Standing. Each Holder is duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization. (b) Authorization. This Agreement constitutes such Holder’s valid and legally binding obligation, enforceable against such Holder in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Such Holder represents and warrants to the Company that it has the requisite power and authority to enter into this Agreement. No consent, approval, permit, governmental order, declaration or filing with, or notice to, any governmental authority is required by or with respect to such Holder in connection with the execution and delivery of the Closing Documents and the consummation of the Private Exchange. (c) Investment Experience. Such Holder understands that the transactions contemplated hereby involve substantial risk. Such Holder has experience as an investor in evaluating the merits and risks of its investment in the New Term Loans and acknowledges that it is able to fend for itself, can bear

4 the economic risk of the transactions contemplated hereby and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Private Exchange contemplated hereby and protecting its own interests in connection with this investment. (d) Investor Status. Such Holder, (i) either qualifies as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (2) an “accredited investor” pursuant to Rule 501(a)(1), (a)(2), (a)(3) or (a)(7) of Regulation D promulgated under the Securities Act. (e) Good Title. Such Holder (i) is the beneficial owner (including pursuant to any swap or derivative transaction) of the face amount of the Exchanging Notes to be exchanged or is the nominee, investment manager or advisor for beneficial owners of or discretionary accounts holding the Exchanging Notes to be exchanged pursuant to this Agreement, (ii) as of the Closing Date, will hold such Exchanging Notes free and clear of any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership whatsoever (in each case, other than pledges or securities interests that the Holder may have created in favor of a prime broker in accordance with its prime brokerage agreement with such broker, or except as may arise pursuant to the terms of such Exchanging Notes or the Indenture), and (iii) upon such Holder’s delivery of such Exchanging Notes to the Company pursuant to the Private Exchange, such Exchanging Notes shall be free and clear of any charge, claim, community property interest, pledge, condition equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership whatsoever (in each case except as may arise pursuant to the terms of such Exchanging Notes or the Indenture). (f) Arms’ Length Dealing. Such Holder acknowledges that the terms of the Private Exchange have been individually and mutually negotiated between such Holder and the Company and that the Holder was given a meaningful opportunity to negotiate the terms of the Private Exchange. (g) Compliance with Other Instruments. The execution, delivery and performance of the Closing Documents and the consummation of the Private Exchange, will not (i) result in violation, breach or default by such Holder, and will not conflict (and there is no current violation, breach, default or conflict) with, (A) any term of its certificate of incorporation or bylaws, (B) any law, rule or regulation, or any judgment, decree, order, writ, or any statute, rule or regulation applicable to such Holder or (C) any contract, deed, agreement or other instrument to which such Holder may be party, except, in the case of clauses (B) and (C), for violations, defaults or conflicts that would not reasonably be expected to have a material adverse effect on the business, properties, management, operations or prospects of such Holder, or on the ability of such Holder to complete the Private Exchange or (ii) require any approval of stockholders, members or partners or any approval or consent of any person under any contractual obligation of such Holder, except for such approvals or consents which will be obtained on or before the Closing Date and except for any such approvals or consents the failure of which to obtain will not have a material adverse effect on the business, properties, management, operations or prospects of such Holder, or on the ability of such Holder to complete the Private Exchange. As of the date hereof, it has no actual knowledge of any event that, due to any fiduciary or similar duty to any other person or entity, would prevent it from taking any action required of it under this Agreement. (h) Advice of Advisor. Such Holder has had the opportunity to consult such Holder’s own advisors with respect to the consequences to such Holder of the ownership and exchange of the Exchanging Notes as well as the ownership of the New Term Loans, including the legal and tax consequences under

5 federal, state, local, and other laws of the United States or any other country and the possible effects of changes in any such laws. 5. CONDITIONS TO CLOSING. Section 5.1 Conditions to the Holders’ Obligations. The obligation of each Holder to complete the Closing is subject to the fulfillment, on or before the Closing Date of the following conditions precedent: (a) the representations and warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects at and as of the date hereof and as of the Closing Date with the same effect as if made at and as of such date and after giving effect to the Private Exchange (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date); (b) the Company shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance on or prior to the Closing Date, if any; and (c) such Holder shall have received copies of each of the Closing Documents executed by the Company. Section 5.2 Condition to the Company’s Obligations. The obligation of the Company to complete the Closing with any Holder is subject to the fulfillment on or before the Closing Date, of the conditions precedent set forth in Section 5.1 and to the following additional conditions precedent: (a) the representations and warranties of each Holder contained in Section 4 hereof shall be true and correct in all material respects at and as of the date hereof and as of the Closing Date with the same effect as if made at and as of such date and after giving effect to the Private Exchange (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date); (b) each Holder shall have performed and complied, in all material respects, with all of its respective covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance on or prior to the Closing Date; and (c) the Company shall have received copies of each of the Closing Documents executed by each Holder. 6. GENERAL PROVISIONS. Section 6.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Section 6.2 Governing Law. (a) This Agreement shall be governed by and construed under the internal laws of the State of New York without reference to principles of conflict of laws or choice of laws that would indicate the applicability of the laws of any other jurisdiction.

6 (b) Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement in a New York state or federal court sitting in the Borough of Manhattan, New York, New York (the “Chosen Court”), and solely in connection with claims arising under this Agreement: (i) irrevocably submits to the exclusive jurisdiction and the authority of the Chosen Court; (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Court; and (iii) waives any objection that the Chosen Court is an inconvenient forum, does not have jurisdiction over any party hereto, or lacks the constitutional authority to enter final orders in connection with such action or proceeding. (c) Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding arising out of, or relating to, this Agreement or the transactions contemplated hereby (whether based on contract, tort, or any other theory). Each party (i) certifies that no representative, agent, or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.2. Section 6.3 Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile, or by email in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties. Section 6.4 Headings; Interpretation. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined, (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement, and (iii) the words “including” and “include” shall be deemed to be followed by the words “without limitation.” All references in this Agreement to “Sections” and “Exhibits” shall, unless otherwise provided, refer to sections hereof and schedules and exhibits attached hereto, all of which schedules and exhibits are incorporated herein by this reference. Section 6.5 Notices. Any and all notices required or permitted under this Agreement shall be deemed effectively given if in writing and delivered, by electronic mail, courier, or registered or certified mail (return receipt requested), to the following addresses (or at such other addresses as shall be specified by like notice): (i) if to the Company, to: Team, Inc. 13131 Dairy Ashford Rd., Suite 600 Sugar Land, Texas 77478 Attention: Butch Bouchard Email: butch.bouchard@teaminc.com with copies to (which shall not constitute notice): Kirkland & Ellis LLP 609 Main St. Houston, Texas 77002 Attention: Matthew R. Pacey; Rachael L. Lichman, P.C.; Bryan D. Flannery Email: matt.pacey@kirkland.com; rachael.lichman@kirkland.com;

7 bryan.flannery@kirkland.com (ii) if to the Holders, to: Corre Partners Management, LLC 12 East 49th Street, 40th Floor New York, New York 10017 Attention: John Barrett Email: john@correpartners.com with copies to (which shall not constitute notice): Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 Attention: Brian Lennon; Sean M. Ewen; James H. Burbage Email: blennon@willkie.com; sewen@willkie.com; jburbage@willkie.com. Section 6.6 Termination. The obligations of the parties hereunder shall automatically terminate upon the written agreement of each of the parties to this Agreement. Section 6.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms. Section 6.8 Entire Agreement. This Agreement and all schedules and exhibits hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties with respect to the subject matter hereof; provided that nothing herein shall limit the parties’ respective rights under that certain Corre/AP Term Sheet (as defined in the Unsecured Term Loan Credit Agreement) dated November 9, 2021. Section 6.9 Further Assurances. From and after the date of this Agreement, upon the request of a Holder or the Company, the Company, each Holder shall execute and deliver such instruments, documents, or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the Private Exchange and the intent and purposes of this Agreement. Section 6.10 Amendment. This Agreement may be modified or amended only by written agreement of each of the parties to this Agreement. Section 6.11 Miscellaneous. For the avoidance of doubt, each representation, warranty, obligation and covenant, if any, of each Holder herein relates solely to that Holder and no Holder shall be liable for the inaccuracy of any representation or warranty or any breach of any obligation or covenant of another Holder hereunder. [Signature Pages Follow]

[Signature Page to Exchange Agreement] HOLDERS: CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP CORRE HORIZON FUND, LP CORRE HORIZON II FUND, LP By: __________________________________ Name: John Barrett Title: Authorized Signatory DocuSign Envelope ID: DB9FF796-F78F-4B93-B4CC-53181AA042F8

10 Schedule 1 Information of Noteholders Beneficial Owner Amount of the Exchanging Notes Amount of the New Term Loans Corre Opportunities Qualified Master Fund, LP $45,645,683 $46,284,723 Corre Horizon Fund, LP $9,298,515 $9,428,694 Corre Horizon Fund, LP (Series B) $946,400 $959,650 Corre Horizon II Fund, LP $319,072 $323,539

11 Exhibit A Amendment No. 8 to Unsecured Term Loan Credit Agreement [See attached]

Execution Version AMENDMENT NO. 8 TO UNSECURED TERM EOAN CREDIT AGREEMENT This AMENDMENT NO. 8 TO UNSECURED TERM EOAN CREDIT AGREEMENT (this “Amendment”), dated as of October 4, 2022, is among Team, Inc., a Delaware corporation (the “Borrower”), each of the Lenders party hereto, and Cantor Fitzgerald Securities, as agent (the “Agent”). This Amendment and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”) dated as of February 11, 2022, by and among Cantor Fitzgerald Securities, as administrative agent for all of the Subordinated Lenders under the Unsecured Credit Agreement (as such terms are defined in the Subordination Agreement) (in such capacity, together with its successors and assigns in such capacity, “Subordinated Agent”). Eclipse Business Capital LLC, as agent for all Senior Lenders (as defined in the Subordination Agreement) party to the Senior Credit Agreement (as defined below) (in such capacity, together with its successors and assigns in such capacity, the “Senior Agent”). Team, Inc., a Delaware corporation (“Borrower Agent”), and each other Loan Parties party thereto, to the indebtedness (including interest) owed by Loan Parties and pursuant to that certain Credit Agreement, dated as of February 11,2022 (the “Senior Credit Agreement”), among Loan Parties, Senior Agent and the lenders from time to time party thereto, and the other Senior Debt Documents (as defined in the Subordination Agreement), as such Senior Credit Agreement and other Senior Debt Documents have been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under those agreements as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement. WITNESSETH: WHEREAS, the Borrower, the Lenders and Corre Credit Fund, LLC as the predecessor agent (the “Predecessor Agent”) entered into that certain Unsecured Term Loan Credit Agreement, dated as of November 9, 2021 (as amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement); WHEREAS, the Borrower and the Lenders entered into that certain Amendment No. 1 to Unsecured Term Loan Credit Agreement, dated as of November 30, 2021, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) extend the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans, (ii) extend the date upon which the Borrower must deliver a fully executed ABL Consent to, in each case, 11:59 P.M. on December 6, 2021, and (iii) extend the date upon which the Borrower must issue the Underlying Warrants to 11:59 P.M. on December 7, 2021; WHEREAS, the Borrower and the Lenders entered into that certain Amendment No. 2 to Unsecured Term Loan Credit Agreement, dated as of December 6, 2021, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) extend the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans and (ii) extend the date upon which the Borrower must deliver a fully executed ABL Consent to, in each case, 11:59 P.M. on December 7, 2021; WHEREAS, the Borrower and the Lenders entered into that certain Amendment No. 3 to Unsecured Term Loan Credit Agreement, dated as of December 7, 2021, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) extend the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans, (ii) extend the date upon which the Borrower must deliver a folly executed ABL Consent and (iii) extend the date upon which the Borrower must issue the Underlying Warrants to, in each case, 11:59 P.M. on December 8, 2021; WHEREAS, the Borrower, the Lenders, the Predecessor Agent and the Agent entered into that certain Resignation, Consent and Appointment Agreement and Amendment No. 4 to Unsecured Term Loan Credit Agreement, dated as of December 8, 2021, under which the parties thereto agreed to appoint the Agent as successor agent to the Predecessor Agent under the Credit Agreement and agreed to amend the Credit Agreement subject to the terms and conditions set forth therein; WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amendment No. 5 to Unsecured Term Loan Credit Agreement, dated as of February 11,2022, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) make the February 2022 Delayed Draw Term Loans and (ii) at the Lenders’ sole and absolute discretion, make the Uncommitted Delayed Draw Terms Loans; WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amendment No. 6 to Unsecured Term Loan Credit Agreement, dated as of May 6, 2022, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to amend the financial covenants; WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amendment No. 7 to Unsecured Term Loan Credit Agreement, dated as of June 28, 2022, under which the Lenders agreed to amend the Credit Agreement and, subject to the terms and conditions set forth therein, to extend the February 2022 Delayed Draw Availability Period through October 31, 2022; WHEREAS, the Borrower, the Lenders and the Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as set out in Section 1 hereof; and WHEREAS, the Borrower and the Lenders are willing to effect such amendments on the terms and conditions contained in this Amendment. NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Amendments to the Credit Agreement. Upon the Eighth Amendment Effective Date, the parties hereto agree that the Credit Agreement shall be amended as follows: (a) New Definitions. Section 1.1 of the Credit Agreement is amended to add the following new definitions: “1970 Group Subordination Agreement” means that certain Subordination Agreement dated September 29, 2022 between (a) 1970 Group Inc., (b) the Agent, (c) ABL Agent, and (d) 2020 Term Loan Agent. “Eighth Amendment” means that certain Amendment No. 8 to Unsecured Term Loan Credit Agreement, dated as of October 4, 2022, among the Borrower, the Lenders and the Agent. “Eighth Amendment Effective Date” means October 4, 2022. “Eighth Amendment Principal Balance” has the meaning specified in Section 4,12. 2

“Exchange Agreement” means that certain Exchange Agreement dated October 4, 2022, by and among the Borrower, Corre Opportunities Qualified Master Fund, LP, Corre Horizon Fund, LP, and Corre Horizon II Fund, LP. (b) Amended Definitions. Section 1.1 of the Credit Agreement is amended to delete the definitions of “Loan Documents” and “February 2022 Delayed Draw Availability Period” therefrom and to insert in place thereof the following: “February 2022 Delayed Draw Availability Period” means the period beginning on the Fifth Amendment Effective Date and ending on December 31, 2022. “Loan Documents” means this Agreement, any Intercompany Subordination Agreement, the ABL Subordination Agreement, the 2020 Term Loan Subordination Agreement, 1970 Group Subordination Agreement, the Agent Fee Letter, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and any other documents and instruments entered into, now or in the future, by any Loan Party or any of its Subsidiaries under or in connection with this Agreement, as each of the same may be amended, restated, supplemented or otherwise modified from time to time. (c) Principal Increase of Outstanding Loans. Section 2.2 of the Credit Agreement shall be amended to read in its entirety as follows: 2.2 Outstanding Loan Principal Increase. The parties hereto agree the total outstanding principal amount of the Loans immediately preceding the effectiveness of the Eighth Amendment was $55,703,797.42, and upon consummation of the Exchange Agreement and the Eighth Amendment on the Eighth Amendment Effective Date, the total outstanding principal amount of the Loans was automatically deemed increased to $112,700,403.42 (the “Eighth Amendment Principal Balance”). The Loans in such increased principal amount shall be, and shall be treated as, Loans for all purposes of the Loan Documents, including without limitation the accrual and payment of interest thereon. For the avoidance of doubt, the Loans issued in connection with this Amendment shall accrue interest from and after the Eight Amendment Effective Date, and not the most recent Interest Payment Date. The increase in the principal amount of Loans in accordance with this Section 2.2 does not constitute a Borrowing of Uncommitted Delayed Draw Term Loans. The Register, immediately after giving effect to this paragraph 2.2 is attached as Annex A hereto. (d) Unused February 2022 Delayed Draw Term Loans Cash Fee. Clause (i) of Section 4.5 of the Credit Agreement shall be amended to read in its entirety as follows: (i) December 31, 2022, 2. Effectiveness. This Amendment shall become effective on the date the following conditions are satisfied (the “Eighth Amendment Effective Date”): (a) the Agent shall have received counterparts to this Amendment, duly executed by the parties hereto; and (b) the Borrower shall have paid on or prior to the Eighth Amendment Effective Date: (i) all reasonable and documented out-of-pocket fees and Lender Group Expenses required to be paid pursuant to Section 12.4 of the Credit Agreement to the extent invoiced at least three (3) Business Days prior to the Eighth Amendment Effective Date; and 3

(ii) any fees and expenses due and payable to the Agent or the Lenders under any Loan Document (including without limitation the Credit Agreement, the Agent Fee Letter and this Amendment). 3. Entire Agreement. This Amendment, the Credit Agreement (including giving effect to the amendments set forth in Section 1 above), and the other Loan Documents (collectively, the “Relevant Documents”) constitute the entire agreement among the parties, supersede any prior written and verbal agreements among them with respect to the subject matter hereof and thereof, and shall bind and benefit the parties and their respective successors and permitted assigns. This Amendment shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against a party because such party purportedly prepared or requested such provision, any other provision or this Amendment as a whole. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or cancelled orally or otherwise, except in writing and in accordance with Section 12.5 of the Credit Agreement (Amendments, Waivers and Consents). 4. Full Force and Effect of Credit Agreement. This Amendment is a Loan Document. Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein. 5. Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 2 above, this Amendment shall become effective when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic email or other electronic imaging means (e.g., “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignment and assumptions, amendments or other borrowing requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided 4 for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. 6. Governing Law; Jurisdiction; Waiver of Jury Trial. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK. Sections 12.15 (Submission to Jurisdiction) and 12.17 (Jury Trial) of the Credit Agreement are hereby incorporated herein by this reference. 7. References. All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof’ of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment. 8. Consent of the Lenders. Each of the undersigned Lenders hereby consents to the amendments of the Loan Documents set forth in this Amendment and authorizes and directs the Agent to execute and deliver this Amendment and perform its obligations thereunder. The Lenders and the Loan Parties acknowledge and agree that the obligations of such Person under Section 11.6 and 12.4 of the Credit Agreement shall apply to this direction and the actions taken by the Agent hereunder. 9. Releases. By its execution hereof and in consideration of the terms herein and other accommodations granted to the Borrower on behalf of itself and each of the Loan Parties, and its or their successors, assigns and agents, the Borrower on behalf of itself and each of the Loan Parties hereby expressly forever waives, releases and discharges any and all claims (including cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may, as a result of actions or inactions occurring on or prior to the Eighth Amendment Effective Date, have or allege to have as of the date of this Amendment or at any time thereafter (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in Law, at equity or otherwise, against the Agent or any Lender, their respective affiliates, agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, agents, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”) arising out of, or relating to, this Amendment, the Credit Agreement, the other Loan Documents and any or all of the actions and transactions contemplated hereby or thereby, including any actual or alleged performance or non-performance of any of the Released Parties hereunder or under the Loan Documents (the “Released Matters”). In entering into this Amendment, the Borrower on behalf of itself and each Loan Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof. The provisions of this Section 9 shall survive the 5 termination of this Amendment and the Loan Documents and the payment in full in cash of all Obligations of the Loan Parties under or in respect of the Credit Agreement and other Loan Documents and all other amounts owing thereunder. 6

[Unsecured Term Loan Credit Agreement - Amendment No. 8 Signature Page] CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP, as Lender By: __________________________________________ Name: John Barrett Title: Authorized Signatory CORRE HORIZON FUND, LP, as Lender By: __________________________________________ Name: John Barrett Title: Authorized Signatory CORRE HORIZON II FUND, LP, as Lender By: __________________________________________ Name: John Barrett Title: Authorized Signatory

[Unsecured Term Loan Credit Agreement - Amendment No. 8 Signature Page] CANTOR FITZGERALD SECURITIES, as Agent By: __________________________________________ Name: James Buccola Title: Head of Fixed Income DocuSign Envelope ID: F5EEA420-761E-43C6-803D-0054133978D3 Gary Cocco Assistant GC 3/10/2022 | 1:15 PM PDT

Annex A

Register

Borrower	Facility	Institution	Portfolio Name	Term Loans	Exchanged Term Loans
Team, Inc.	Term Loan	Corre	Corre Opportunities Qualified Master Fund, LP	$28,441,110.02	$46,284,723.00
Team, Inc.	Term Loan	Corre	Corre Horizon Fund, LP	$12,921,314.02	$10,388,344.00
Team, Inc.	Term Loan	Corre	Corre Horizon II Fund, LP	$14,341,373.38	$323,539.00
				$55,703,797.42	$56,996,606.00